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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - JUNE 6, 2001


                                    TXU CORP.
             (Exact name of registrant as specified in its charter)


           TEXAS                      1-12833                  75-2669310
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                   Identification Number)


                              TXU ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)


           TEXAS                      1-11668                  75-1837355
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                   Identification Number)


            ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS 75201-3411 (Address of principal executive offices, including zip code)

       REGISTRANTS' TELEPHONE NUMBER, INCLUDING AREA CODE -(214) 812-4600


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     Reference is made to Items 1 and 2 Business and Properties - Regulation and Rates - Docket No. 21527 and Note 13. Regulation and Rates - Docket No. 21527 in Notes to Financial Statements contained in the Annual Report on Form 10-K for the year ended December 31, 2000 of TXU Electric Company (Company) and Items 1 and 2 Business and Properties - US Electric Segment - Regulation and Rates - Docket No. 21527 and Note 13. US - Regulation and Rates - Docket No. 21527 in Notes to Financial Statements contained in the Annual Report on Form 10-K for the year ended December 31, 2000 of TXU Corp.

     On June 6, 2001, the Supreme Court of Texas issued a ruling in connection with the appeal by the Company of the September 7, 2000 judgment of the Travis County, Texas District Court. The District Court judgment was issued pursuant to an appeal by the Company of a financing order of the Public Utility Commission of Texas (PUC) rejecting the Company's request for authorization to issue $1.65 billion of transition bonds secured by payments designed to enable the Company to securitize generation-related regulatory assets and other qualified costs in accordance with the legislation that was passed during the 1999 session of the Texas Legislature that will restructure the electric utility industry in Texas (1999 Restructuring Legislation). The PUC's order had authorized the issuance of only $363 million in transition bonds.

     The Company believes this favorable ruling should allow it to securitize $1.3 billion or more of its generation-related regulatory assets and other qualified costs. The Supreme Court ruled in favor of the Company's contention that the PUC must consider regulatory assets in the aggregate, rather than individually, in determining the amount of securitization. In addition, the Supreme Court affirmed the District Court's ruling that the PUC's statements concerning the future impact of securitization of loss on reacquired debt constituted an advisory and premature finding. The Supreme Court also affirmed the District Court's judgment which reversed that part of the PUC's order that utilized a longer regulated asset life for purposes of present-valuing the benefits of securitization saying that the statute contemplates a "far shorter recovery period for regulatory assets."

     The Supreme Court remanded the case to the PUC for determination of the final amount of permitted securitization. The Company is unable to predict what this amount will be or when the PUC will act, but the Company is prepared to move quickly in connection with the issuance of transition bonds once a final financing order is issued by the PUC.

     In a related matter, also on June 6, 2001 in a case in which the constitutionality under the Texas constitution of the securitization provisions of the 1999 Restructuring Legislation had been challenged in connection with a securitization request made by Central Power and Light Company, the Texas Supreme Court affirmed a judgment of the Travis County, Texas District Court denying this appeal and finding that the securitization provisions are constitutional.


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                           FORWARD-LOOKING STATEMENTS

     This report and other presentations made by TXU Corp. and the Company contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Although TXU Corp. and the Company believe that in making any such statement their expectations are based on reasonable assumptions, any such statement involves uncertainties and is qualified in its entirety by reference to factors contained in the Forward-Looking Statements sections of Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations in each of TXU Corp.'s and the Company's Annual Report on Form 10-K for the year December 31, 2000 and of Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations in each of TXU Corp.'s and the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2001, that could cause the actual results of TXU Corp. or the Company to differ materially from those projected in such forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made. TXU Corp. and the Company do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time. It is not possible for TXU Corp. or the Company to predict all of such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             TXU CORP.


                                             By: /s/ Kirk Oliver
                                                -------------------------------
                                                Name:  Kirk Oliver
                                                Title: Treasurer and Assistant
                                                       Secretary


                                             TXU ELECTRIC COMPANY


                                             By: /s/ Laura Conn
                                                -------------------------------
                                                Name:  Laura Conn
                                                Title: Treasurer and Assistant
                                                       Secretary

Date:  June 11, 2001